BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
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Victoria BC
1 877 526-1526

**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: February 16, 2023 02:27 PM Pacific Time*

*Incorporation Number:* **BC1400004**

*Recognition Date and Time: February 8, 2023 01:49 PM Pacific Time as a result of an Amalgamation*

## NOTICE OF ARTICLES

**Name of Company:**
YERBAE BRANDS CORP.

### REGISTERED OFFICE INFORMATION

**Mailing Address:**
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

**Delivery Address:**
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

### RECORDS OFFICE INFORMATION

**Mailing Address:**
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

**Delivery Address:**
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
Zanic, Rose

| Mailing Address: | Delivery Address: |
|---|---|
| 301 - 1111 MARINASIDE CRES<br>VANCOUVER BC V6Z 2Y3<br>CANADA | 301 - 1111 MARINASIDE CRES<br>VANCOUVER BC V6Z 2Y3<br>CANADA |

**Last Name, First Name, Middle Name:**
Gibson, Karrie

| Mailing Address: | Delivery Address: |
|---|---|
| 18801 N THOMPSON PEAK PARKWAY<br>SCOTTSDALE AZ 85255<br>UNITED STATES | 18801 N THOMPSON PEAK PARKWAY<br>SCOTTSDALE AZ 85255<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Sweat, Carl

| Mailing Address: | Delivery Address: |
|---|---|
| 85 GROGANS LNDG<br>ATLANTA GA 30350<br>UNITED STATES | 85 GROGANS LNDG<br>ATLANTA GA 30350<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Gibson, Todd

| Mailing Address: | Delivery Address: |
|---|---|
| 18801 N THOMPSON PEAK PARKWAY<br>SCOTTSDALE AZ 85255<br>UNITED STATES | 18801 N THOMPSON PEAK PARKWAY<br>SCOTTSDALE AZ 85255<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Dratt, Andrew

| Mailing Address: | Delivery Address: |
|---|---|
| 901 W. FLETCHER #1<br>CHICAGO IL 60657<br>UNITED STATES | 901 W. FLETCHER #1<br>CHICAGO IL 60657<br>UNITED STATES |

## AUTHORIZED SHARE STRUCTURE

| | | | |
|---|---|---|---|
| 1. | No Maximum | Common Shares | Without Par Value<br><br>Without Special Rights or Restrictions attached |

| | | | |
|---|---|---|---|
| 2. | 100,000,000 | Preferred Shares | Without Par Value |
| | | | With Special Rights or Restrictions attached |